UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2011

SABRA HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA (Address of principal executive offices)		92612
		(Zip Code)

Registrant’s telephone number including area code: (888) 393-8248

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Purchase and Sale Agreement for the SNF Portfolio

On July 8, 2011, Sabra Health Care REIT, Inc. (the “Company”) entered into an agreement to purchase (the “Purchase Agreement”) four skilled nursing facilities from Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC (collectively, the “Sellers”). The four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (the “SNF Portfolio”)—are located in Delaware, range in age from two to 15 years and have a combined total of 500 beds. In connection with the proposed acquisition, the Company, through an indirect wholly owned subsidiary, expects to enter into one or more new 15-year triple-net lease agreements (collectively, the “Lease”) with the Sellers or one or more affiliates of the Sellers, which is expected to provide an initial yield on cash rent of 8.75%. The Lease is expected to provide annual rent escalations of 3.0% and two five-year renewal options resulting in annual lease revenues determined in accordance with U.S. generally accepted accounting principles (“GAAP”) of $10.6 million. None of the Sellers are affiliated with the Company or any of its subsidiaries.

The purchase price for the SNF Portfolio is $97.5 million. Under the terms of the Purchase Agreement, the Company will make an earnest money deposit of $2.0 million. The Company expects to fund the purchase price of the SNF Portfolio with available cash and a portion of the proceeds from an expected equity offering. If the equity offering is not completed prior to the closing of this acquisition, the Company would expect to fund this acquisition with a combination of available cash, borrowings under its senior secured revolving credit facility and/or other debt financing sources.

The Purchase Agreement is subject to customary conditions, including the satisfactory completion by the Company of its due diligence investigation. There can be no assurance that the Company will complete the acquisition. In some circumstances, if the Company fails to complete the acquisition, it may forfeit the $2.0 million deposit.

The Purchase Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company issued a press release on July 11, 2011 announcing its agreement to purchase the SNF Portfolio as described in Item 1.01 of this Form 8-K and the completion of its acquisition of Oak Brook Health Care Center as described in Item 8.01 of this Form 8-K. The press release making these announcements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS

On June 30, 2011, the Company closed the purchase of Oak Brook Health Care Center, a 120-bed skilled nursing facility in Whitehouse, Texas. In connection with the acquisition, the Company, through an indirect wholly owned subsidiary, entered into a new 15-year triple-net lease agreement with the current operator, which will provide an initial yield on cash rent of 9.5%. The lease provides annual rent escalations of 2.5% and three 10-year renewal options resulting in annual lease revenues determined in accordance with GAAP of $1.3 million. The purchase price of $11.3 million was funded from the Company’s available cash.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

	Unaudited Tenant Summary Financial Information	F-1

(d) Exhibits

2.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated July 8, 2011, by and between Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC, and Sabra Health Care REIT, Inc.

99.1	Press Release of Sabra Health Care REIT, Inc., dated July 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/s/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary

Dated: July 11, 2011

TENANT SUMMARY FINANCIAL INFORMATION

(unaudited)

In connection with the proposed acquisition of the SNF Portfolio from Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC, each of which operates one of the facilities included in the SNF Portfolio (collectively, the “Sellers”), Sabra Health Care REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, expects to enter into one or more new 15-year triple-net lease agreements (collectively, the “Lease”) with the Sellers or one or more affiliates of the Sellers (collectively, the “Tenants”). None of the Tenants are affiliated with the Company or any of its subsidiaries. The Company believes that the financial condition and results of operations of the Tenants are more relevant to the Company’s investors than the financial statements of the SNF Portfolio and enable investors to evaluate the credit-worthiness of the Tenants in their capacity as the future tenants under the proposed Lease with the Company. As a result, the Company has presented below unaudited summary financial information of the Tenants that currently operate the facilities included in the SNF Portfolio in lieu of financial statements of the acquired property pursuant to Rule 3-14 of Regulation S-X. The summary financial information presented below has been provided by the Tenants and has not been independently verified by the Company. The Company has no reason to believe that such information is inaccurate in any material respect.

	For the Three Months Ended March 31, 2011
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C.	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
	(in thousands)
Statements of Operations
Revenues	$3,487	$3,354	$5,121	$3,738	$15,700
Operating expenses	2,798	2,928	4,185	3,156	13,067
Net income	481	319	553	283	1,636

	For the Year Ended December 31, 2010
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C.	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
	(in thousands)
Statements of Operations
Revenues	$13,146	$12,760	$18,356	$14,414	$58,676
Operating expenses	10,801	11,335	16,018	11,906	50,060
Net income	1,570	977	786	1,351	4,684

F-1

	As of March 31, 2011
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C.	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
	(in thousands)
Balance Sheets
Cash and cash equivalents	$1,465	$1,869	$1,507	$1,511	$6,352
Total current assets	2,336	2,442	3,441	2,555	10,774
Total current liabilities	720	803	2,448	1,244	5,215
Total debt	9,961	6,035	13,803	12,929	42,728

	As of December 31, 2010
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C.	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
	(in thousands)
Balance Sheets
Cash and cash equivalents	$1,577	$1,529	$1,653	$1,321	$6,080
Total current assets	2,731	2,240	3,466	2,786	11,223
Total current liabilities	1,122	893	2,166	1,724	5,905
Total debt	9,999	6,064	13,887	13,010	42,960

F-2